FBL Financial Group, Inc.
Farm Bureau Financial Services • EquiTrust Financial Services

NYSSA INSURANCE INDUSTRY CONFERENCE

February 7, 2011

James P. Brannen, CFO
Richard J. Kypta, EVP – Farm Bureau Life

Safe Harbor Statement and Non-GAAP Measures

Safe Harbor Statement under The Private Securities Litigation Reform Act of 1995

Certain statements in this presentation concerning FBL Financial Group's prospects for the future are forward-looking statements intended to qualify for the "safe harbor" from liability established by the Private Securities Litigation Reform Act. These statements generally can be identified by their context, including terms such as "believes," "anticipates," "expects," or similar words. These statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statement. These risks and uncertainties are detailed in FBL Financial Group's reports filed with the Securities and Exchange Commission and include, but are not limited to, difficult conditions in financial markets and the economy, lack of liquidity and access to capital, investment valuations, interest rate changes, competitive factors, the ability to attract and retain sales agents and a decrease in ratings. These forward-looking statements are based on assumptions which FBL Financial Group believes to be reasonable; however, no assurance can be given that the assumptions will prove to be correct.

Non-GAAP Measures

Comments during this presentation include certain non-GAAP financial measures. These items are reconciled to GAAP in our SEC filings and quarterly financial supplements, both of which may be found on our website.

Agenda

- **Company Overview**
- Business Strategy
- Financial Overview

FBL Financial Group, Inc.

FBL Financial Group at a Glance

A small cap life insurer based in the Midwest with complementary, yet diverse, distribution channels.

- NYSE: FFG
- Based in West Des Moines, Iowa
- In business since 1945
- Two distinct brands:
  Farm Bureau Financial Services and EquiTrust Financial Services
  - Farm Bureau brand drives exceptional loyalty

FARM BUREAU FINANCIAL SERVICES

EquiTrust Financial Services

- Total Assets: $15.3 Billion
- Life Insurance In Force: $48.4 Billion

FBL Financial Group Distribution Channels

The diversity of FBL Financial Group's two life insurance subsidiaries, along with the managed property and casualty operations, is the key to its success.

	Farm Bureau Life Insurance Company	EquiTrust Life Insurance Company	Managed Property / Casualty Operations
Brand	Farm Bureau Financial Services	EquiTrust Financial Services	Farm Bureau Financial Services
Products	Comprehensive line of life insurance, annuities and mutual funds	Traditional fixed-rate, index and immediate annuities and life insurance	Personal and commercial property-casualty products
Distribution	1,996 exclusive Farm Bureau agents	Over 17,000 independent agents	1,205 exclusive Farm Bureau agents
Territory	15 Midwestern and Western States	National	8 Midwestern and Western states

Farm Bureau Life Market Territory

With a powerful brand in its marketing territory, Farm Bureau Life has been able to consistently grow its customer base and outperform the industry during the economic volatility of the last several years.


MT
ND
MN
WI
ID
SD
WY
IA
NE
UT
CO
KS
OK
AZ
NM

Farm Bureau Life manages multi-line insurance operations

Farm Bureau Life products only

While strong in rural and small town markets, Farm Bureau Life is also expanding its presence in small/mid-metro markets.

FBL Financial Group, Inc.

Strategic Priorities

During the financial crisis, FBL Financial Group was focused on conserving and strengthening its capital position, as well as reinventing EquiTrust Life. Today, FBL is focused on several strategies for growth.

Current Focus

- Grow business and earnings
- Leverage Farm Bureau niche
  - Focus on cross-sell
  - Refine agent recruitment process
  - Increase market segmentation
- Second phase of EquiTrust strategy
  - Expanding the life business
- Restore EquiTrust Life A.M. Best rating to "A" level

Ongoing Strategic Initiatives

- Strengthening distribution
- Product development
- Continuous process improvement and unit cost management
- Long term technology

Agenda

- Company Overview
- **Business Strategy**
- Financial Overview

FBL Exclusive Farm Bureau Franchise in 15 States

The foundation of FBL Financial Group is its niche Farm Bureau marketplace.

- Farm Bureau is the largest farm and ranch organization in the U.S.
- 6.3 million member families in the U.S.
- Farm Bureau Life has use of Farm Bureau name and logo
- Niche provides:
  - Enhanced prestige and brand awareness
  - Stable customer base
- Growing property casualty affiliate provides leads for selling life products

Farm Bureau Life: Superior Persistency & Cross Sell

Niche Farm Bureau presence drives differentiating business performance.


Lapse Ratio
5%
0%
4.77%
5.47%
Farm Bureau Life
Industry *


Life Penetration of Property-Casualty Policy Base
25%
20%
15%
10%
5%
0%
23%
11%
Farm Bureau Life
Industry **

* Source: SNL Financial

** Source: LIMRA, multiline exclusive agent average

Farm Bureau Life Diversified Product Mix

Farm Bureau Life agents offer a wide array of individual life insurance and annuity products, and focus on needs-based selling in order to provide customers with products appropriate for various stages of life and economic scenarios.

- Life Insurance
  - Term Life
  - Whole Life
  - Universal Life
- Annuities
  - Deferred annuities
  - Immediate annuities
- Settlement Options
  - Fixed settlement options
  - Structured settlements
- Mutual Funds


Variable Annuities and VUL 17%
Traditional and Universal Life 41%
Traditional Annuities 42%

December 2010 statutory reserves, including separate account liabilities

In 2010, Farm Bureau Life discontinued manufacturing variable products as they did not meet our return objectives. Variable production is now a fee income business.

Farm Bureau Life Collected Premiums

Both traditional annuity and traditional and universal life insurance sales were strong in 2010.


(Millions)
$100
$80
$60
$40
$20
$0
Q409
Q110
Q210
Q310
Q410
Traditional Annuity
Traditional and Universal Life

EquiTrust Life Independent Channel

Expands FBL Financial Group's market reach, distribution channels and product portfolio.

- Began operating under FBL Financial Group in the independent channel in late 2003
- Provides diversification to FBL with independent agents and national presence
  - More than 17,000 agents appointed as of December 31, 2010
  - Licensed in all states except New York
- Has established itself in the annuity marketplace through independent marketing organizations
- Expanding life insurance capabilities

EquiTrust Life Strategy

Strategic Objective: To reach a narrower target customer segment through select intermediaries with a more diversified product set.

- Operates within a framework of ongoing capital self-sufficiency
- Leverages EquiTrust Life's corporate agility, nimble infrastructure and rapid product development capabilities
- Diversifies new business with life insurance products
- Involves deeper engagement with fewer intermediaries
- Characterized by modest growth in the short run
- Expected to deliver attractive returns and more diversified earnings

EquiTrust Life Product Portfolio

The EquiTrust Life product portfolio was restructured in 2009 with capital efficient products.

- Higher capital intensive products withdrawn from market; surplus strain on new sales has been reduced
- The product portfolio is more focused
- Two single premium, simplified issue life products were developed and introduced in 2010
- A fully underwritten universal life product is targeted for early 2011

FBL Financial Group, Inc.

Agenda

- Company Overview
- Business Strategy
- **Financial Overview**

FBL Financial Group, Inc.

Financial Discipline

FBL addressed the financial crisis by taking steps to preserve and strengthen the capital base, increase liquidity and optimize the investment portfolio.

During Financial Crisis	Today
▪ Restructured product portfolio with capital efficient products ▪ Reinsurance transaction ▪ Maintained higher levels of cash ▪ Repositioned investment portfolio	▪ Strong capital position ▪ Earnings growth-spread management, expense management, return on equity ▪ Robust liquidity program ▪ New purchases focus on AA and higher rated corporate bonds and taxable municipal bonds ▪ Portfolio in unrealized gain position

Ongoing initiatives include continuous process improvement and unit cost management, and reducing finance costs.

FBL Financial Group, Inc.

Risk Based Capital Ratios Exceed Targets

Company action level risk based capital ratios have seen significant restoration and represent strong levels.

Farm Bureau Life


500%
450%
400%
350%
300%
250%
200%
416%
441%
457%
2008
2009
2010

EquiTrust Life


500%
450%
400%
350%
300%
250%
200%
300%
376%
424%
2008
2009
2010

FBL Financial Group, Inc.

Capitalization

Total capitalization exceeds $1.5 billion.

	As of December 31, 2010 *(Thousands)*
Long-term debt	
Senior notes, 5.85%, due 2014	$ 75,119
Senior notes, 5.875% due 2017	98,969
Notes payable to affiliates, 9.25%, due 2011	100,000
Trust preferred securities, 5%, due 2047	97,000
Total debt	371,168
Preferred stock	3,000
Common stockholder's equity, excluding AOCI	1,103,427
Total capitalization, excluding AOCI	1,477,595
Accumulated other comprehensive income	39,895
Total capitalization, including AOCI	$ 1,517,490

Debt/total capitalization **18.6%**
Excluding AOCI, including equity credit for trust preferred securities

FBL Financial Group, Inc.

Net Income/(Loss) and Operating Income

Results continue strong growth trend.

(Per Common Share)


$3.75
$3.25
$2.75
$2.25
$1.75
$1.25
$0.75
$0.25
($0.25)
($0.75)
2006
2007
2008
2009
2010
4Q09
4Q10
Net Income/Loss
Operating Income

NOTE: Operating income excludes the impact of unrealized/realized gains and losses on investments, the impact of the change in net unrealized gains and losses on derivatives, the cumulative effect of changes in accounting principles, and a lawsuit settlement in 2006.

FBL Financial Group, Inc.

Operating Income Per Common Share

Operating results remained strong in the fourth quarter 2010 reflecting sound fundamentals of both Farm Bureau Life and EquiTrust Life. Fourth quarter 2009 results include one-time benefits from a reinsurance transaction and refinements to reserve estimates.


$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$2.78
$3.15
$1.64
$2.98
$3.42
$1.10
$0.98
2006
2007
2008
2009
2010
4Q09
4Q10

NOTE: Operating income excludes the impact of unrealized/realized gains and losses on investments, the impact of the change in net unrealized gains and losses on derivatives, the cumulative effect of changes in accounting principles, and a lawsuit settlement in 2006.

FBL Financial Group, Inc.

Pre-Tax Operating Earnings/(Losses) Year Ended Dec. 31, 2010

Earnings are derived from four product segments with traditional life business sold through FBL's exclusive agents providing the largest contribution.


(Millions)
$65
$55
$45
$35
$25
$15
$5
($5)
($15)
($25)
$53.9
$44.8
$60.1
$15.6
($15.4)
Traditional Annuity Exclusive
Traditional Annuity Independent
Traditional & Universal Life Insurance
Variable
Corporate & Other

FBL Financial Group, Inc.

Return on Equity

Several actions have been taken over the past year to increase return on equity. Decrease from third quarter primarily due to the increase in equity from realized and unrealized gains/losses.

Operating Return on Equity


(Rolling Twelve Months)
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
10.2%
10.1%
Mar-08 Jun-08 Sep-08 Dec-08 Mar-09 June-09 Sep-09 Dec-09 Mar-10 June-10 Sep-10 Dec-10
Including AOCI/L
Excluding AOCI/L

ROE Drivers

- Diligent product management to achieve pricing targets
- Discontinued manufacture of variable products
- Includes benefits of a non-recurring reinsurance transaction and reserve refinements

FBL Financial Group, Inc.

Low Interest Rate Environment

We have been proactive in managing credited rates where appropriate and will continue to do so.

Product	Reserves as of 12/31/10	Percent Above Minimum Guarantee	Comment
Direct Index Annuity	$3.2 billion	93%	▪ Ability to adjust policy features including credited rates, participation rates, and asset fees and caps, subject to minimum guarantees
Multi-year Guarantee Annuity	$2.5 billion	100%	▪ Credited rates can not be changed until the end of the current guarantee period
Other Fixed Rate Annuity	$2.1 billion	57%	▪ Discretionary rate setting authority per contract terms
Other Discretionary (Primarily universal life and variable)	$0.9 billion	34%	▪ Discretionary rate setting authority per contract terms
Coinsured Annuity	$1.2 billion	84%	▪ Rates are managed by ceding company
Non-Discretionary	$0.7 billion		▪ No ability to adjust credited rates
Total Interest Sensitive and Index Product Reserves	$10.6 billion		

Assets Total $15.3 Billion

Increase in total assets is positive as much of FBL Financial Group's business is spread business.



(Billions)
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$10.2
$12.2
$14.0
$14.1
$14.3
$15.3
2005
2006
2007
2008
2009
2010

Total assets have increased 50% since year end 2005.

FBL Financial Group, Inc.

Investment Valuations Improving

Investment valuations have improved with a net gain position in the last three quarters, following several periods of net unrealized losses.

Gross Unrealized Gains and Losses


Losses
Gains
(Millions)
$1,000
$800
$600
$400
$200
$0
($200)
($400)
($600)
($800)
($1,000)
$254
$344
$574
$785
$495
($731)
($563)
($436)
($311)
($340)
4Q09
1Q10
2Q10
3Q10
4Q10

FBL Financial Group, Inc.

High Quality, Diversified Investment Portfolio

Investments are well diversified by individual issue, industry and asset class.


Investments by Type
42%
25%
18%
10%
3%
1%
1%
Corporate Securities
Mortgage and Asset-backed Securities
Government
Commercial Mortgage Loans
Short-term Investments
Policy Loans
Other


Investment Quality
63%
31%
6%
A or higher
BBB
Below investment grade

Portfolio as of December 31, 2010

FBL Financial Group, Inc.

FBL Financial Group Realized Losses vs. Investments

Net realized losses since the end of 2006 are below public peer group average.



Net Realized Investment Losses as Percent of Invested Assets
1/1/07-9/30/10
Percent Loss
8%
6%
4%
2%
0%
1.32%
P1
P2
P3
P4
P5
P6
P7
P8
P9
P10
P11
P12
FFG
P13
P14
P15

Source: SNL, company filings

Net Realized Investment Losses – Pre-tax, Pre-DAC

FBL Financial Group, Inc.

Diversified Commercial Mortgage Loan Portfolio

$1.3 billion commercial mortgage loan portfolio is well-diversified by property type and geographic location.


2% Other
Industrial 31%
Office 32%
Retail 35%

Collateral Type
As of December 31, 2010


Pacific 19%
Mountain 8%
W.N. Central 13%
E.N. Central 19%
Mid Atlantic 1%
N.E. 4%
W.S. Central 5%
E.S. Central 4%
S. Atlantic 27%

- Underwritten internally
- Average current loan-to-value at most recent appraisal of 56%
- No single-family, hotel, apartment, construction or agricultural loans

Long history of extremely low delinquency rates with current portfolio performing well.

FBL Financial Group, Inc.

Book Value Per Common Share

GAAP book value grew by 30% in 2010 reflecting strong earnings and improving investment valuations.


$40
$30
$20
$10
$0
$28.64
$29.59
$31.19
$29.98
$30.00
$8.46
$32.38
$28.49
$35.66
$36.95
2006
2007
2008
2009
2010
Book Value, excluding AOCI/L
Book Value

FBL Financial Group, Inc.

FBL Financial Group, Inc.

FBL Financial Group, with significant progress on the strategies in place, is focused on the future.

Priority	Objective	Status
Balance Sheet Optimization	▪ Optimize investment portfolio, efficiently utilize capital, maintain "Excellent" capital levels and develop risk management culture	▪ Investment valuations continue to improve, with net unrealized gains of $155 million at December 31, 2010 ▪ EquiTrust Life is capital self-sufficient and Farm Bureau Life generates excess capital ▪ Portfolio performing very well with minimal commercial real estate losses and impairments below expectations and below peers
Business Growth and Profit Growth	▪ Drive profitable growth via new product introductions, increased number of agents, increased productivity and cross-sales	▪ Implementing new recruitment and agent financing program ▪ Spread management ▪ Streamline Farm Bureau operations ▪ Disciplined expense management
EquiTrust Reinvention	▪ Reach a narrower target customer segment through select intermediaries with a more diversified product set	▪ Life insurance products introduced ▪ Deeper engagement with fewer intermediaries
A.M. Best Rating	▪ Restore "Excellent" financial strength rating	▪ Current RBC at "Excellent" levels ▪ Farm Bureau Life upgraded to A- (Excellent) ▪ EquiTrust Life affirmed at B+ (Good) ▪ Outlook revised to stable from negative

FBL Financial Group, Inc.

Farm Bureau Financial Services • EquiTrust Financial Services

www.fblfinancial.com